UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2006

AMERICAN SHARED HOSPITAL SERVICES
(Exact name of registrant as specified in its charter)

California	0-8789	94-2918118
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Embarcadero Center,
Suite 3700,
San Francisco, CA 94111
(Address of principal executive offices and Zip Code)
415-788-5300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
On February 22, 2006, the Company issued a press release announcing its financial results for the three and twelve months ended December 31, 2005. The full text of the press release is attached hereto as Exhibit 99.1. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits
     The following exhibit is filed as part of this report:
99.1	Earnings Press Release, dated 2/22/06

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2006	American Shared Hospital Services
	By:	/s/ Ernest A. Bates, M.D.
Ernest A. Bates, M.D.
Chairman and CEO